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                                  Exhibit 23.1

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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-99554.

                                        ARTHUR ANDERSEN LLP

September 4, 1997